Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2007
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations – Supplemental Detail	8

Development Pipeline	15

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held for Investment or Future Development	25

Inventory of Residential Lots Under Development	27

Debt Outstanding	29

Reconciliations of Non-GAAP Financial Measures	30

Discussion of Non-GAAP Financial Measures	35
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Elli Kaplan
Executive Vice President and	Vice President
Chief Financial Officer	(404) 407-1972
(404) 407-1150	ellikaplan@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER AND SIX MONTHS ENDED JUNE 30, 2007

     ATLANTA (August 9, 2007) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and six months ended June 30, 2007. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     Funds from Operations to Common Stockholders (“FFO”) was $9.4 million, or $0.18 per share, for the second quarter of 2007 compared with FFO of $13.9 million, or $0.27 per share, for the second quarter of 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. FFO was $33.9 million, or $0.63 per share, for the six months ended June 30, 2007. This compares to FFO of $33.1 million, or $0.64 per share, for the six months ended June 30, 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. Loss on extinguishment of debt was $2.8 million, or $0.05 per share, for the second quarter and six months ended June 30, 2006 and relates to the contribution of a property to a venture with a third party, which property was subject to a mortgage loan.
     Net Income Available to Common Stockholders (“Net Income Available”) was $395,000, or $0.01 per share, for the second quarter of 2007 compared with Net Loss Available of $3.5 million, or $(0.07) per share, for the second quarter of 2006. Net Income Available was $14.8 million, or $0.28 per share, for the six months ended June 30, 2007 compared with $4.9 million, or $0.09 per share, for the six months ended June 30, 2006.
Second quarter highlights of the Company included the following:
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191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Second Quarter Results

August 9, 2007
•	Commenced construction of Terminus 200, a 25-story, 565,000 square-foot office building at its Terminus project in the Buckhead district of Atlanta.

•	Commenced construction of 10 Terminus Place, a 32-story, 142-unit condominium tower in the Buckhead district of Atlanta.

•	Purchased 47 acres of land in Lancaster, Texas for a future industrial project with our joint venture partner, Seefried Industrial Properties.

•	Repurchased 250,000 shares of common stock.
Other developments subsequent to quarter-end:
•	Purchased land and commenced construction of Tiffany Springs MarketCenter, a 680,000 square-foot power center in Kansas City, Missouri, anchored by Target, JCPenney, Best Buy, The Home Depot and Sports Authority.

•	Sold 3301 Windy Ridge Parkway for $16.1 million.

•	Through a joint venture, CP Venture Two LLC, sold Mansell Crossing- Phase II for $20.9 million. The Company’s share of these proceeds is $2.2 million.
     At June 30, 2007, the Company’s portfolio of operational office buildings was 86% leased, its portfolio of operational retail centers was 93% leased and its operational industrial building was 100% leased.
     At June 30, 2007, the Company and its joint ventures had eleven retail, office and industrial projects under development and redevelopment totaling 6.2 million Company-owned square feet, and two condominium projects under development containing a total of 671 units. The Company estimates the total cost of these projects will be approximately $1.4 billion and expects completion of these projects throughout the next four years. In addition, the Company and its joint ventures had 24 residential communities under development in which approximately 10,800 lots are available for future development and/or sale.
     “Except for the declining residential market, the second quarter provided good news for our long-term shareholders, as we continue to fill our development pipeline and create more value in our existing projects. In addition to starting Terminus 200, the third building at our landmark Terminus project in Atlanta, we have made significant progress in leasing at One Ninety One Peachtree Tower and more recently, entered the Kansas City market with Tiffany Springs MarketCenter,” said Tom Bell, chairman and CEO of Cousins Properties.
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the
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CUZ Reports Second Quarter Results

August 9, 2007
“Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1972.
     The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Friday, August 10, 2007, to discuss the results of the quarter ended June 30, 2007. The number to call for this interactive teleconference is (913) 981-4904. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the passcode 4896428. The Company will also provide an online Web simulcast and rebroadcast of its second quarter 2007 earnings release conference call. The live broadcast will be available through the “Q2 2007 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
     Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.6 million square feet of office space, 5.3 million square feet of retail space, 2.0 million square feet of industrial space, two for-sale multi-family projects under development containing 671 units, 24 residential communities under development, over 9,100 acres of strategically located land tracts, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 14.3 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
REVENUES:
Rental property revenues	$25,499	$23,580	$49,629	$45,852
Fee income	9,860	7,755	17,926	16,136
Multi-family residential unit sales	—	15,136	—	21,715
Residential lot and outparcel sales	1,476	3,129	2,902	7,634
Interest and other	840	90	4,519	452

	37,675	49,690	74,976	91,789

COSTS AND EXPENSES:
Rental property operating expenses	11,341	8,589	21,358	16,915
General and administrative expenses	15,604	13,476	30,294	27,051
Depreciation and amortization	8,721	7,655	18,082	15,340
Multi-family residential unit cost of sales	—	12,377	—	17,735
Residential lot and outparcel cost of sales	1,085	2,298	2,293	5,501
Interest expense	531	4,880	531	8,494
Loss on extinguishment of debt	—	2,764	—	2,764
Other	758	481	1,118	935

	38,040	52,520	73,676	94,735

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(365)	(2,830)	1,300	(2,946)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	1,073	(1,926)	2,100	(4,296)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(842)	(1,313)	(1,704)	(2,391)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	4,101	8,404	7,809	20,527

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	3,967	2,335	9,505	10,894

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	40	61	4,480	866

INCOME FROM CONTINUING OPERATIONS	4,007	2,396	13,985	11,760

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income (loss) from discontinued operations	200	(2,202)	278	451
Gain on sale of investment properties	—	135	8,164	326

	200	(2,067)	8,442	777

NET INCOME	4,207	329	22,427	12,537

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,812)	(3,812)	(7,625)	(7,625)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$395	$(3,483)	$14,802	$4,912

PER SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$0.01	$(0.03)	$0.13	$0.08
Income (loss) from discontinued operations	0.00	(0.04)	0.16	0.02

Basic net income (loss) available to common stockholders	$0.01	$(0.07)	$0.29	$0.10

PER SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$0.01	$(0.03)	$0.12	$0.08
Income (loss) from discontinued operations	0.00	(0.04)	0.16	0.01

Diluted net income (loss) available to common stockholders	$0.01	$(0.07)	$0.28	$0.09

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37	$0.74	$0.74

WEIGHTED AVERAGE SHARES	51,825	50,385	51,772	50,377

DILUTED WEIGHTED AVERAGE SHARES	53,306	50,385	53,440	52,019

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Net Income (Loss) Available to Common Stockholders	$395	$(3,483)	$14,802	$4,912
Depreciation and amortization:
Consolidated properties	8,721	7,655	18,082	15,340
Discontinued properties	(14)	6,034	145	9,172
Share of unconsolidated joint ventures	1,089	2,016	2,170	4,078
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(758)	(868)	(1,259)	(1,689)
Share of unconsolidated joint ventures	—	(4)	—	(8)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(40)	(61)	(4,480)	(866)
Discontinued properties	—	(135)	(8,164)	(326)
Share of unconsolidated joint ventures	(10)	(1)	34	(1,054)
Gain (loss) on sale of undepreciated investment properties	—	(5)	12,540	735

Funds From Operations Available to Common Stockholders, as defined	$9,383	$11,148	$33,870	$30,294
Loss on extinguishment of debt	—	2,764	—	2,764

Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt	$9,383	$13,912	$33,870	$33,058

Per Common Share — Basic:
Net Income (Loss) Available	$.01	$(.07)	$.29	$.10

Funds From Operations	$.18	$.22	$.65	$.60

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.18	$.28	$.65	$.66

Weighted Average Shares-Basic	51,825	50,385	51,772	50,377

Per Common Share — Diluted:
Net Income (Loss) Available	$.01	$(.07)	$.28	$.09

Funds From Operations	$.18	$.21	$.63	$.58

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.18	$.27	$.63	$.64

Weighted Average Shares-Diluted	53,306	52,031	53,440	52,019

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. The Company presented Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt to exclude the effect of the loss incurred on debt transferred to a venture during the second quarter of 2006. The Company views the mark-to-market debt adjustment as a component of the transaction and therefore should be excluded from the FFO calculation.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	June 30,	December 31,
	2007	2006
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $123,650 and $115,723 in 2007 and 2006, respectively	$575,116	$472,375
Operating properties held-for-sale, net of accumulated depreciation of $7,139 and $142 in 2007 and 2006, respectively	5,197	1,470
Land held for investment or future development	93,085	101,390
Projects under development	358,807	300,382
Residential lots under development	34,981	27,624

Total properties	1,067,186	903,241

CASH AND CASH EQUIVALENTS	16,913	11,538
RESTRICTED CASH	2,895	2,824
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $680 and $501 in 2007 and 2006, respectively	33,958	32,138
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	187,679	181,918
OTHER ASSETS	56,507	65,094

TOTAL ASSETS	$1,365,138	$1,196,753

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$477,971	$315,149
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	63,227	55,538
DEFERRED GAIN	170,909	154,104
DEPOSITS AND DEFERRED INCOME	3,301	2,062

TOTAL LIABILITIES	715,408	526,853

MINORITY INTERESTS	47,007	43,985

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,734,951 and 54,439,310 shares issued in 2007 and 2006, respectively	54,735	54,439
Additional paid-in capital	344,828	336,974
Treasury stock at cost, 2,941,582 and 2,691,582 shares in 2007 and 2006, respectively	(72,593)	(64,894)
Cumulative undistributed net income	75,753	99,396

TOTAL STOCKHOLDERS’ INVESTMENT	602,723	625,915

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,365,138	$1,196,753

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407	395	14,802

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487	9,383	33,870

		BASIC WEIGHTED AVERAGE COMMON SHARES	48,313	49,005	49,989	50,289	50,385	50,630	51,306	50,655	51,719	51,825	51,772
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,415	51,016	51,747	52,002	52,031	52,428	53,286	52,513	53,596	53,306	53,440
		NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.94	8.16	0.69	0.17	(0.07)	3.45	0.74	4.29	0.28	0.01	0.29
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.83	7.84	0.67	0.16	(0.07)	3.33	0.72	4.14	0.27	0.01	0.28
		FFO PER COMMON SHARE — BASIC (4)	2.59	2.23	1.48	0.38	0.28	0.27	0.54	1.47	0.47	0.18	0.65
		FFO PER COMMON SHARE — DILUTED (4)	2.53	2.15	1.43	0.37	0.27	0.26	0.52	1.42	0.46	0.18	0.63
(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897	6,455	13,352
		REGULAR COMMON DIVIDENDS	71,694	72,869	74,649	18,760	18,788	18,839	19,108	75,495	19,194	19,251	38,445
		SPECIAL COMMON DIVIDEND	100,544	356,493	—	—	—	—	175,470	175,470	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.74
		SPECIAL COMMON DIVIDEND PER SHARE	2.07	7.15	—	—	—	—	3.40	3.40	—	—	—
		COMMON STOCK PRICE AT PERIOD END	30.60	30.27	28.30	33.43	30.93	34.21	35.27	35.27	32.86	29.01	29.01
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,835	50,092	50,665	50,732	50,873	51,518	51,748	51,748	52,018	51,793	51,793

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	27.25	26.15	25.75	25.54	24.96	25.85	25.90	25.90	25.64	26.00	26.00
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	25.00	25.40	25.38	25.00	25.42	25.53	25.53	25.82	24.95	24.95
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
		COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311	1,502,515	1,502,515
		PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840	203,800	203,800
(A	)	ADJUSTED DEBT (1)	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	558,816

		TOTAL MARKET CAPITALIZATION	2,300,401	2,071,231	2,152,980	2,497,111	2,244,004	2,318,291	2,407,388	2,407,388	2,351,160	2,265,131	2,265,131

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	30%	17%	24%	24%	21%	15%	16%	16%	19%	25%	25%
(A	)	RECOURSE DEBT (1)	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264	394,356	394,356
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	2%	9%	11%	8%	9%	9%	9%	12%	17%	17%
		COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311	1,502,515	1,502,515
		PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840	203,800	203,800
(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934	676,515	676,515

		TOTAL MARKET CAPITALIZATION	2,386,989	2,158,935	2,254,065	2,597,914	2,348,186	2,422,172	2,518,106	2,518,106	2,465,085	2,382,830	2,382,830

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	20%	27%	27%	24%	19%	19%	19%	22%	28%	28%
(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	1,956
		FFO BEFORE INTEREST	170,739	141,139	85,654	23,594	19,494	17,556	28,478	89,122	25,201	10,624	35,826
		INTEREST EXPENSE COVERAGE RATIO	3.73	4.46	7.19	5.30	3.49	4.74	30.92	6.08	35.30	8.55	18.32
(C	)	FIXED CHARGES (excluding preferred dividends)(1)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000	2,604	5,604
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	171,338	131,854	86,337	23,773	19,672	17,686	28,506	89,637	25,229	10,652	35,882
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.88	3.22	4.21	3.19	2.42	2.98	11.01	3.72	8.41	4.09	6.40
(C	)	FIXED CHARGES (including preferred dividends)(1)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813	6,416	13,229
		FFO PLUS FIXED CHARGES (including preferred dividends)	174,696	139,896	101,587	27,586	23,484	21,498	32,319	104,887	29,042	14,464	43,507
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.78	2.87	2.84	2.45	1.97	2.21	5.05	2.67	4.26	2.25	3.29

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

		CONSOLIDATED ENTITY FFO AND NET INCOME:
(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,988	2,974	2,944	722	733	717	504	2,676	(256)	(281)	(537)
		100 NORTH POINT CENTER EAST	73	1,010	1,020	221	276	253	285	1,035	309	312	621
		200 NORTH POINT CENTER EAST	23	417	363	233	192	212	202	839	322	356	678
		333 NORTH POINT CENTER EAST	1,398	1,036	1,395	321	269	304	289	1,183	320	334	654
		555 NORTH POINT CENTER EAST	1,541	945	1,506	401	458	451	461	1,771	466	462	928
		615 PEACHTREE STREET	1,919	1,395	757	20	74	(53)	(69)	(28)	(12)	(11)	(23)
		LAKESHORE PARK PLAZA	1,231	1,459	722	200	209	219	294	922	388	459	847
		INFORUM	13,843	12,808	11,376	2,936	2,887	2,844	3,107	11,774	2,678	2,436	5,114
		600 UNIVERSITY PARK PLACE	1,871	1,797	1,701	355	250	257	245	1,107	324	426	750
		THE POINTS AT WATERVIEW	1,778	1,949	1,872	584	530	521	489	2,124	508	549	1,057
		ONE GEORGIA CENTER	2,913	1,369	(1,361)	35	(9)	(174)	(71)	(219)	140	(98)	42
		GALLERIA 75	0	899	1,036	281	240	200	176	897	181	158	339
		SONO RENAISSANCE	0	38	270	66	66	60	31	223	43	44	87
		ATHEROGENICS	1,181	1,222	1,241	313	316	317	317	1,263	319	318	637
		INHIBITEX	0	0	666	228	229	230	230	917	230	226	456
		MERIDIAN MARK PLAZA	4,153	4,224	4,487	1,128	1,147	1,110	1,090	4,475	1,135	1,053	2,188
		COSMOPOLITAN CENTER	0	0	0	0	0	43	(30)	13	52	14	66
		191 PEACHTREE	0	0	0	0	0	402	1,562	1,964	2,199	2,036	4,235
		221 PEACHTREE CENTER GARAGE	0	0	0	0	0	0	0	0	0	128	128
		TERMINUS 100	0	0	0	0	0	0	0	0	0	143	143

		SUBTOTAL	34,912	33,542	29,995	8,044	7,868	7,913	9,112	32,936	9,346	9,066	18,412

		RETAIL:
		THE AVENUE EAST COBB	5,424	5,635	5,715	1,502	1,580	(23)	(5)	3,054	(2)	(10)	(12)
		THE AVENUE PEACHTREE CITY	3,029	3,430	3,673	933	885	(3)	0	1,815	0	(15)	(15)
		THE AVENUE WEST COBB	655	3,925	4,361	1,148	1,072	5	(30)	2,195	(7)	18	11
		AVENUE VIERA	0	189	2,726	713	1,047	(6)	(13)	1,741	(16)	(32)	(48)
		VIERA MARKET CENTER	0	0	148	152	121	(10)	0	263	(6)	2	(4)
		THE AVENUE CARRIAGE CROSSING	0	0	743	1,212	1,413	1,553	1,657	5,835	1,775	1,748	3,523
		SAN JOSE MARKETCENTER	0	0	0	220	1,006	1,223	1,397	3,846	1,422	1,612	3,034
		THE AVENUE WEBB GIN	0	0	0	0	0	616	1,037	1,653	1,276	1,271	2,547

		SUBTOTAL	9,108	13,179	17,366	5,880	7,124	3,355	4,043	20,402	4,442	4,594	9,036

		INDUSTRIAL:
		KING MILL	0	0	0	0	(1)	217	189	405	306	301	607
		LAKESIDE 20	0	0	0	0	0	0	0	0	31	231	262

		SUBTOTAL	0	0	0	0	(1)	217	189	405	337	532	869

		OTHER RENTAL OPERATIONS:
		OTHER	0	(1)	(6)	22	0	(34)	20	8	(12)	(34)	(46)

		SUBTOTAL	0	(1)	(6)	22	0	(34)	20	8	(12)	(34)	(46)

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,359	7,615	2	0	0	0	0	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	59,379	54,335	47,357	13,946	14,991	11,451	13,364	53,752	14,113	14,158	28,271

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		GA 400 LAND LEASES	1,399	1,463	1,432	395	372	365	405	1,537	123	1	124
		FROST BANK TOWER	0	3,486	5,123	1,578	1,527	1,505	(62)	4,548	1	10	11
		THE AVENUE OF THE PENINSULA	4,572	4,213	4,446	1,253	1,890	1,095	876	5,114	11	62	73
		3301 WINDY RIDGE PARKWAY	1,555	1,659	1,693	247	26	80	97	450	102	104	206
		OTHER	52,641	15,760	718	19	17	5	0	41	0	9	9

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,167	26,581	13,412	3,492	3,832	3,050	1,316	11,690	237	186	423

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

		RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:
(G	)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	120	471	1,367	0	62	798	796	1,656	0	0	0

(G	)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	4,355
(G	)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	472	2,198	3,390	4,164	294	59	2,158	6,675	0	463	463

		TOTAL TRACT & OUTPARCEL SALES NET OF COS	7,742	31,825	18,873	4,904	289	238	3,725	9,156	4,355	463	4,818

(G	)	OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	11,867	11,867	8,185	0	8,185

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	0	0	0	0	11,867	11,867	8,185	0	8,185

(G	)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,803	4,222	4,162	1,302	769	349	457	2,877	218	344	562
(G	)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,428	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406	771	1,177

		TOTAL LOT SALES NET OF COS	6,231	11,215	14,641	3,391	2,843	1,907	2,953	11,094	624	1,115	1,739

(G	)	INTEREST — JOINT VENTURE (1)	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)	(35)	(70)
(G	)	OTHER — JOINT VENTURE (1)	(156)	(226)	(590)	(176)	5	(34)	(176)	(381)	(141)	(51)	(192)

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988	1,492	14,480

		MULTI-FAMILY FFO:
(I	)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	1,828	1,221	2,759	(320)	71	3,731	0	47	47
(I	)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424	1,804	4,228

		TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424	1,851	4,275

		DEVELOPMENT INCOME	2,870	3,310	3,056	1,752	825	772	1,236	4,585	574	2,204	2,778

		MANAGEMENT FEES	19,140	21,931	24,058	5,742	5,542	5,942	7,211	24,437	6,354	6,698	13,052

		LEASING & OTHER FEES	6,991	4,463	8,084	887	1,388	607	3,561	6,443	1,138	958	2,096

		TERMINATION FEES	1,810	2,132	545	2,699	36	196	0	2,931	3,557	664	4,221

		INTEREST INCOME & OTHER	3,940	2,528	1,886	(38)	55	183	542	742	122	176	298

		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(29,464)	(33,515)	(39,190)	(9,336)	(9,342)	(8,479)	(12,355)	(39,512)	(9,993)	(10,638)	(20,631)
		THIRD PARTY MANAGEMENT DIRECT OPERATING EXPENSES	(10,763)	(13,414)	(16,628)	(4,239)	(4,134)	(4,506)	(6,201)	(19,080)	(4,697)	(4,966)	(9,663)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(40,227)	(46,929)	(55,818)	(13,575)	(13,476)	(12,985)	(18,556)	(58,592)	(14,690)	(15,604)	(30,294)

		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(781)	(3,494)	(2,680)	(1,797)	(8,752)	(2,732)	(3,578)	(6,310)
		TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(118)	(664)	(836)	(980)	(2,598)	(1,072)	(1,265)	(2,337)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(2,246)	(2,207)	(2,165)	(534)	(532)	(529)	(526)	(2,121)	(523)	(520)	(1,043)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,074)	(2,048)	(2,021)	(501)	(498)	(498)	(494)	(1,991)	(493)	(491)	(984)
		600 UNIVERSITY PARK DEBT - 7.38%	(1,032)	(1,020)	(1,009)	(250)	(249)	(248)	(248)	(995)	(247)	(246)	(493)
		100 NORTH POINT CENTER EAST DEBT - 5.39%	(79)	(932)	(932)	(230)	(232)	(235)	(235)	(932)	(231)	(208)	(439)
		200 NORTH POINT CENTER EAST DEBT - 5.39%	(70)	(826)	(826)	(204)	(206)	(208)	(208)	(826)	(205)	(191)	(396)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(682)	(666)	(648)	(160)	(158)	(157)	(156)	(631)	(155)	(154)	(309)
		905 JUNIPER DEBT	0	0	(155)	(194)	(157)	0	0	(351)	0	0	0
		KING MILL DEBT - 9%	0	0	(34)	(44)	(52)	(92)	(105)	(293)	(109)	(114)	(223)
		JEFFERSON MILL DEBT - 9%	0	0	0	0	0	(1)	(22)	(23)	(40)	(53)	(93)
		WATERVIEW DEBT - 5.66%	0	0	(11)	(265)	(264)	(261)	(261)	(1,051)	(284)	(263)	(547)
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,718)	(10,406)	(10,197)	(2,485)	(2,501)	(2,461)	0	(7,447)	0	(2)	(2)
		THE AVENUE EAST COBB DEBT - 8.39%	(3,220)	(3,188)	(3,153)	(782)	(764)	0	0	(1,546)	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	(764)	(3,979)	(2,103)	0	0	0	(2,103)	0	0	0
		OTHER	(12,138)	(6,594)	(1,157)	(4)	(3)	(2)	(3)	(12)	0	(2)	(2)
		CAPITALIZED	9,683	14,028	17,193	5,041	4,894	5,583	5,035	20,553	6,091	6,555	12,646

		TOTAL INTEREST EXPENSE CONSOLIDATED	(22,576)	(14,623)	(9,094)	(3,614)	(4,880)	(2,625)	0	(11,119)	0	(531)	(531)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004		2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

		OTHER EXPENSES — CONTINUING OPERATIONS:
		PROPERTY TAXES	(768)	(664)		(754)	(189)	(170)	(203)	38	(524)	(187)	165	(22)
		MINORITY INTEREST EXPENSE	(1,613)	(1,417)		(3,037)	(1,078)	(1,313)	(899)	(840)	(4,130)	(862)	(842)	(1,704)
		PREDEVELOPMENT & OTHER	(1,677)	(1,284)		(568)	(265)	(311)	(212)	(1,499)	(2,287)	(173)	(924)	(1,097)

		TOTAL OTHER EXPENSES	(4,058)	(3,365)		(4,359)	(1,532)	(1,794)	(1,314)	(2,301)	(6,941)	(1,222)	(1,601)	(2,823)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:	(10,083)	(5,870)		0	0	0	0	0	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(2,596)	(2,744)		(7,756)	(2,370)	(1,924)	(7)	108	(4,193)	1,027	1,073	2,100
(E	)	DISCONTINUED OPERATIONS (1)	0	0	(1	26)	0	(2)	0	0	(2)	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,596)	(2,744)		(7,882)	(2,370)	(1,926)	(7)	108	(4,195)	1,027	1,073	2,100

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,511)	(2,652)		(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)	(758)	(1,259)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,511)	(2,652)		(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)	(758)	(1,259)

(F	)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, 905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
		CP VENTURE TWO LLC	1,095	1,861		1,722	423	458	432	412	1,725	436	425	861
		CP VENTURE FIVE LLC	0	0		0	0	49	2,332	1,468	3,849	609	683	1,292
		TEN PEACHTREE PLACE ASSOCIATES	1,539	1,533		1,506	385	397	344	307	1,433	296	312	608
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,789	15,281		14,918	3,708	3,756	3,668	160	11,292	18	(19)	(1)
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208		1,191	302	302	302	302	1,208	302	302	604
		CRAWFORD LONG — CPI, LLC	1,685	1,447		1,865	486	501	518	502	2,007	515	524	1,039
		OTHER	20,824	13,948		6,351	125	(13)	(38)	127	201	3	1	4

		TOTAL SHARE OF JOINT VENTURE FFO	42,140	35,278		27,553	5,429	5,450	7,558	3,278	21,715	2,179	2,228	4,407

		PREFERRED STOCK DIVIDENDS	(3,358)	(8,042)		(15,250)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)	(3,812)	(7,625)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	124,965	109,483		73,746	19,146	13,913	13,853	27,557	74,469	24,487	9,383	33,870

		LOSS ON EXTINGUISHMENT OF DEBT	0	(605)		0	0	(2,764)	(15,443)	0	(18,207)	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	124,965	108,878		73,746	19,146	11,149	(1,590)	27,557	56,262	24,487	9,383	33,870

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	100,558	118,056		15,733	805	61	244	1,902	3,012	4,440	40	4,480
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(7,270)	(29,627)		(15,483)	(740)	5	(179)	(13,434)	(14,348)	(12,540)	0	(12,540)
		DISCONTINUED OPERATIONS	93,459	81,927		1,037	191	135	54,068	32,101	86,495	8,164	0	8,164
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	176,265		1,935	1,053	1	133,192	1,372	135,618	(44)	10	(34)

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	186,747	346,621		3,222	1,309	202	187,325	21,941	210,777	20	50	71

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(30,614)	(27,101)		(23,999)	(6,864)	(6,788)	(5,942)	(9,017)	(28,611)	(8,860)	(7,963)	(16,823)
(E	)	DISCONTINUED OPERATIONS	(21,030)	(12,776)		(9,636)	(3,138)	(6,034)	(2,410)	(586)	(12,168)	(159)	14	(145)
		SHARE OF UNCONSOLIDATED JOINT VENTURES	(21,265)	(15,880)		(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)	(1,081)	(1,089)	(2,170)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(72,909)	(55,757)		(42,477)	(12,060)	(14,834)	(11,280)	(11,424)	(49,598)	(10,100)	(9,038)	(19,138)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742		34,491	8,395	(3,483)	174,455	38,074	217,441	14,407	395	14,802

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	10.60%	10.60%	10.60%	10.60%	10.60%
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	339	322	8	—	—	—	—	—	—	—	—
GRANDVIEW II	271	276	196	48	49	50	10	157	—	(1)	(1)
100 NORTH POINT CENTER EAST	142	—	—	—	—	—	—	—	—	—	—
200 NORTH POINT CENTER EAST	55	1	—	—	—	—	—	—	—	—	—
PRESBYTERIAN MEDICAL PLAZA	117	106	111	28	25	27	26	106	28	30	58

SUBTOTAL OFFICE	924	705	315	76	74	77	36	263	28	29	57

RETAIL:
NORTH POINT MARKETCENTER	593	591	649	159	177	159	173	668	156	154	310
MANSELL CROSSING II	138	141	144	38	39	37	39	153	34	36	70
GREENBRIER MARKETCENTER	519	518	517	134	139	134	127	534	128	121	249
LOS ALTOS MARKETCENTER	356	363	354	85	88	83	102	358	89	89	178

SUBTOTAL RETAIL	1,606	1,613	1,664	416	443	413	441	1,713	407	400	807

TOTAL REVENUES LESS OPERATING EXPENSES	2,530	2,318	1,979	492	517	490	477	1,976	435	429	864

INTEREST EXPENSE	(442)	(248)	(240)	(59)	(58)	(58)	(56)	(231)	—	—	—
OTHER, NET	(8)	0	(17)	(10)	(1)	0	(9)	(20)	1	(4)	(3)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	(209)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,095	1,861	1,722	423	458	432	412	1,725	436	425	861
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,119)	(852)	(667)	(204)	(169)	(166)	(131)	(670)	(123)	(123)	(246)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	736	736	0	0	0

NET INCOME (LOSS)	(24)	1,009	1,055	219	289	266	1,017	1,791	313	302	615

COUSINS’ SHARE OF CP VENTURE FIVE (2):					50.84%	31.20%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	0	0	0	19	871	492	1,382	201	255	456
THE AVENUE PEACHTREE CITY	0	0	0	0	10	485	348	843	132	122	254
THE AVENUE WEST COBB	0	0	0	0	16	728	388	1,132	158	179	337
AVENUE VIERA	0	0	0	0	12	544	391	947	155	159	314
VIERA MARKET CENTER	0	0	0	0	1	94	103	198	51	52	103

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	58	2,722	1,722	4,502	697	767	1,464
INTEREST EXPENSE	0	0	0	0	(9)	(390)	(235)	(634)	(88)	(88)	(176)
OTHER, NET	0	0	0	0	0	0	(19)	(19)	0	4	4

FUNDS FROM OPERATIONS	0	0	0	0	49	2,332	1,468	3,849	609	683	1,292
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(20)	(965)	(1,033)	(2,018)	(298)	(332)	(630)

NET INCOME (LOSS)	0	0	0	0	29	1,367	435	1,831	311	351	662

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,662	2,211	2,326	588	599	544	508	2,239	496	511	1,007
INTEREST EXPENSE	(123)	(678)	(820)	(203)	(202)	(200)	(201)	(806)	(200)	(199)	(399)

FUNDS FROM OPERATIONS	1,539	1,533	1,506	385	397	344	307	1,433	296	312	608
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,007)	(1,134)	(1,128)	(282)	(246)	(282)	(250)	(1,060)	(271)	(250)	(521)

NET INCOME	532	399	378	103	151	62	57	373	25	62	87

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,789	15,298	14,934	3,712	3,760	3,672	160	11,304	18	(19)	(1)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(17)	(16)	(4)	(4)	(4)	0	(12)	0	0	0

FUNDS FROM OPERATIONS	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18	(19)	(1)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET				0	0	133,185	604	133,789	(43)	8	(35)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,885)	(3,795)	(3,956)	(989)	(992)	(992)	0	(2,973)	0	0	0

NET INCOME (LOSS)	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)	(11)	(36)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,191	302	302	302	302	1,208	302	302	604
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,191	302	302	302	302	1,208	302	302	604
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(33)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(16)

NET INCOME	1,176	1,176	1,158	294	294	294	294	1,176	294	294	588

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,717	3,071	3,467	883	896	912	895	3,586	906	913	1,819
INTEREST EXPENSE	(1,032)	(1,624)	(1,602)	(397)	(395)	(394)	(393)	(1,579)	(391)	(389)	(780)

FUNDS FROM OPERATIONS	1,685	1,447	1,865	486	501	518	502	2,007	515	524	1,039
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,306)	(1,352)	(1,447)	(367)	(367)	(367)	(367)	(1,468)	(347)	(340)	(687)

NET INCOME	379	95	418	119	134	151	135	539	168	184	352

COUSINS’ SHARE OF 905 JUNIPER, LLC:			72%

MULTI-FAMILY SALES, NET OF COS	0	0	514	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	514	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	514	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC:			40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	6,515	1,745	2,279	3,325	2,823	10,172	2,289	1,676	3,965
OTHER, NET	0	0	153	52	350	(339)	108	171	135	128	263

FUNDS FROM OPERATIONS	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	4,228
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	4,228

COUSINS’ SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	33,313	24,903	940	59	4	(9)	(25)	29	(1)	8	7
INTEREST EXPENSE	(12,142)	(8,478)	0	0	0	0	0	0	0	0	0
OTHER, NET	238	791	5,411	66	(17)	(29)	152	172	4	(7)	(3)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(34)	(18)	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(3,250)	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	20,824	13,948	6,351	125	(13)	(38)	127	201	3	1	4
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(13,916)	(8,626)	(1,058)	(4)	(4)	(5)	(5)	(18)	(5)	(4)	(9)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	176,265	1,935	1,053	1	7	32	1,093	(1)	0	(1)

NET INCOME	6,908	181,587	7,228	1,174	(16)	(36)	154	1,276	(3)	(3)	(6)

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	3,201	5,336	4,092	3,877	785	284	2,577	7,523	82	228	310
INTEREST EXPENSE	0	(135)	(152)	(37)	(37)	(36)	(36)	(146)	(35)	(35)	(70)
OTHER, NET	(64)	(6)	105	11	104	33	(23)	125	(45)	61	16

FUNDS FROM OPERATIONS	3,137	5,195	4,045	3,851	852	281	2,518	7,502	2	254	256
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(88)	(114)	(29)	(29)	(29)	(27)	(114)	(29)	(31)	(60)

NET INCOME	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)	223	196

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	701	3,457	9,052	2,251	1,272	1,152	1,954	6,629	330	976	1,306
OTHER, NET	(94)	(220)	(150)	(48)	(54)	49	(84)	(137)	(53)	(58)	(111)

FUNDS FROM OPERATIONS	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	1,195
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	1,195

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	398	725	125	311	181	122	739	(6)	31	26
OTHER, NET	0	0	0	0	0	0	0	0	0	(13)	(13)

FUNDS FROM OPERATIONS	0	398	725	125	311	181	122	739	(5)	18	13
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	398	725	125	311	181	122	739	(5)	18	13

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):				50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	(138)	0	0	0	(138)	0	0	0
OTHER, NET	0	0	0	(21)	(39)	(26)	(69)	(155)	(43)	(41)	(84)

FUNDS FROM OPERATIONS	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(84)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(84)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):			4.94%	5%	4.91%	3.00%	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	(483)	(118)	(6)	(90)	0	(214)	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	(545)	(118)	(6)	(90)	0	(214)	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(439)	(175)	(178)	(114)	0	(467)	0	0	0

NET INCOME (LOSS)	0	0	(984)	(293)	(184)	(204)	0	(681)	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
          FOOTNOTES
(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 6 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(4)	FFO Available to Common Stockholders, excluding loss on extinguishment of debt excludes the effect of the mark-to-market adjustment resulting from the CP Venture Five, LLC transaction during the second quarter 2006 and the loss incurred in defeasing the note associated with the sale of Bank of America Plaza during the third quarter 2006. The Company views these charges as components of the sale or exchange of real estate and therefore believes the losses should be excluded from the FFO calculation. See further detail in Discussion of Non-GAAP Financial Measures herein.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of JUNE 30, 2007
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)				Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project		Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)		Ownership %	Total Cost	Total Cost	@ 6/30/07	Fully Operational/Sold
OFFICE/MULTI-FAMILY
Terminus 100 (Atlanta, GA)	656,000	656,000	84%		100%	$173,100	$173,100	$146,668	const. - 2Q-07 fully operational 2Q-08
Terminus 200 (Atlanta, GA)	565,000	565,000	0%		100%	164,700	164,700	15,911	const. - 3Q-09 fully operational 3Q-10
191 Peachtree Tower (4) (Atlanta, GA)	1,219,000	1,219,000	68	%(5)	100%	233,750	233,750	164,520	acquired 3Q-06 fully stabilized 4Q-10
Palisades West (Austin, TX)
Building 1	220,000	220,000	100%		50%				const. - Q3-08 fully operational Q3-08
Building 2	155,000	155,000	0%		50%				const. - Q3-08 fully operational Q3-09

Total — Palisades West	375,000	375,000				77,500	38,750	12,689

50 Biscayne (6) (Miami, FL)	529 units	529 units	N/A		40%	165,600	66,240	55,228	const. - 4Q-07 fully sold 1Q-08
10 Terminus Place (Atlanta, GA)	142 units	142 units	N/A		100%	83,500	83,500	21,460	const. - Q2 08 fully sold - Q2 09

TOTAL MULTI-FAMILY	671 Units	671 Units				249,100	149,740	76,688

TOTAL OFFICE/MULTI-FAMILY	2,815,000	2,815,000				898,150	760,040	416,476

RETAIL
The Avenue Carriage Crossing (7) (Suburban Memphis, TN)
Phase I — Expansion	50,000	50,000	0%		100%				const. - 1Q-09 fully operational 1Q-10
Phase II	20,000	20,000	0%		100%				const. - 4Q-07 fully operational 4Q-08

Total — Avenue Carriage Crossing	70,000	70,000				13,900	13,900	3,010

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I	357,000	357,000	80%		100%				const. - 3Q-07 fully operational 3Q-07
Phase II	22,000	22,000	0%		100%				const. - 1Q-09 fully operational 1Q-10

Total — Webb Gin	379,000	379,000				84,000	84,000	73,799

The Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	690,000	690,000	68%		50%				const. - 4Q-07 fully operational 4Q-08
Phase III	27,000	27,000	30%		50%				const. - 2Q-08 fully operational 2Q-09
Phase IV	28,000	28,000	0%		50%				const. - 4Q-09 fully operational 1Q-10
Phase V	58,000	58,000	0%		50%				const. - 1Q-10 fully operational 4Q-10

Total — Murfreesboro	803,000	803,000				153,100	76,550	42,297

The Avenue Forsyth (Suburban Atlanta, GA)	527,000	527,000	14%		100%	146,200	146,200	51,271	const. - 2Q-08 fully operational 2Q-09

TOTAL RETAIL	1,779,000	1,779,000				397,200	320,650	170,377

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of JUNE 30, 2007
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 6/30/07		Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park (Suburban Atlanta, GA)
Building 3 B	379,000	379,000	0%	75%	$11,100	$8,325	$7,640		const. - 1Q-08 fully operational 1Q-08
Jefferson Mill Distribution Center (Suburban Atlanta, GA)
Building A	459,000	459,000	0%	75%	14,800	11,100	9,458		const. - 1Q-08 fully operational 1Q-08
Lakeside Ranch Business Park (Dallas, TX)
Building 20	749,000	749,000	47%	(8)	29,500	28,556	26,028		const. - 1Q-08 fully operational 1Q-08

TOTAL INDUSTRIAL	1,587,000	1,587,000			55,400	47,981	43,125

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(2,998)

TOTAL PORTFOLIO	6,181,000	6,181,000			$1,350,750	$1,128,671	$626,980	(9)

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction and redevelopment from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost column represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	The Company owned a minority interest in 191 Peachtree Tower since 1988. In 2006, the Company purchased the remaining interests, and the building is under redevelopment and repositioning. It is treated as a development property for the purposes of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets. In addition, the Company purchased 201 Peachtree a 7,500 square feet building adjacent to 191 Peachtree Tower which it is also redeveloping and is included in the amounts above.

(5)	Leased square footage includes 62,000 square feet occupied by the Company.

(6)	Units at 50 Biscayne exclude retail space; 98% of the units are under non-cancelable third party contracts, 1% of the units are under cancelable contracts, and the remaining 1% of the units are under non-cancelable contracts to the Company’s partner in the venture. Additionally, the Company’s share of results of operations will be less than the percentage owned due to a third party’s participation in the project.

(7)	A third party will share in the results of operations and any gain on sale of the property, even though shown as 100% owned.

(8)	This project is consolidated but is owned through a joint venture with a third party who has contributed equity. However, the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(9)	Reconciliation to Condensed Consolidated Balance Sheet
	Total Cousins’ Investment per above schedule	$626,980
	Less: Operating Property under redevelopment/repositioning	(164,520)
	Less: Investment in unconsolidated joint ventures
	50 Biscayne	(55,228)
	Palisades West	(12,689)
	Avenue Murfreesboro	(42,297)
	Add: Weeks 25% interest in King Mill Distribution Park- Bldg 3 B	2,547
	Add: Weeks 25% interest in Jefferson Mill Distribution Center Bldg A	3,154
	Add: Seefried interest in Lakeside Ranch - Bldg 20	860

	Consolidated projects under development per balance sheet	$358,807

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2007

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	3/31/2007	6/30/2007
I.	OFFICE OPERATING PROPERTIES
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	Inforum	Atlanta	Georgia	995,000	100.00%	99%	99%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	99%	100%
	One Georgia Center	Atlanta	Georgia	344,000	88.50%	45%	43%
	Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	87%	87%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	100%	100%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	195,000	100.00%	88%	90%
	3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	0%	0%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	90%	90%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	79%	79%
	200 North Point Center East	Atlanta	Georgia	130,000	100.00%	95%	100%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	93%	93%
	600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	100%	100%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	75%	74%
	3301 Windy Ridge Parkway (g)	Atlanta	Georgia	107,000	100.00%	42%	42%
	Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	81%	81%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
	AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			4,924,000			86%

	OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
	191 Peachtree Tower (c)	Atlanta	Georgia	1,219,000	100.00%	62%	68%
	Terminus 100	Atlanta	Georgia	656,000	100.00%	76%	84%
	Terminus 200	Atlanta	Georgia	565,000	100.00%	N/A	0%
	Palisades West Building 1	Austin	Texas	220,000	50.00%	100%	100%
	Palisades West Building 2	Austin	Texas	155,000	50.00%	0%	0%

	Total Office Development/Redevelopment Properties			2,815,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,739,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2007

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	3/31/2007	6/30/2007
II.	RETAIL OPERATING PROPERTIES
	The Avenue Carriage Crossing (a)	Memphis	Tennessee	491,000	100.00%	93%	93%
	North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	99%	99%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	98%	100%
	The Avenue Viera	Viera	Florida	332,000	11.50%	95%	94%
	The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	99%	100%
	The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	97%	93%
	San Jose MarketCenter	San Jose	California	219,000	100.00%	89%	89%
	The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	98%	99%
	Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%
	Mansell Crossing Phase II (g)	Atlanta	Georgia	103,000	10.32%	100%	100%
	Viera MarketCenter	Viera	Florida	178,000	11.50%	96%	96%

	Total Retail Operating Properties			2,928,000			93%

	RETAIL DEVELOPMENT PROPERTIES (b)

	The Avenue Murfreesboro (d)	Nashville	Tennessee	803,000	50.00%	53%	69%
	The Avenue Forsyth	Atlanta	Georgia	527,000	100.00%	6%	14%
	The Avenue Webb Gin (d)	Atlanta	Georgia	379,000	100.00%	78%	80%
	The Avenue Carriage Crossing Expansion (a)(d)	Memphis	Tennessee	70,000	100.00%	0%	0%

	Total Retail Development Properties			1,779,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,707,000

III.	INDUSTRIAL OPERATING PROPERTIES
	King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%

	Total Industrial Operating Properties			417,000			100%

	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	Lakeside Ranch Business Park — Building 20	Dallas	Texas	749,000	(e)	47%	47%
	Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%
	King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%

	Total Industrial Development Properties			1,587,000

	TOTAL INDUSTRIAL, OPERATING AND DEVELOPMENT			2,004,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,450,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED						88% (f)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2007

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,739,000	6,610,000	62%	86%
Retail	4,707,000	2,331,000	22%	93%
Industrial	2,004,000	1,690,000	16%	100%

TOTAL	14,450,000	10,631,000	100%	88% (f)

SUMMARY BY STATE
Georgia	9,045,000	7,337,000	68%	84%
Tennessee	1,364,000	963,000	9%	93%
Texas	1,327,000	1,140,000	11%	100%
North Carolina	1,134,000	540,000	5%	100%
Florida	510,000	59,000	1%	95%
California	376,000	235,000	2%	90%
Virginia	376,000	39,000	1%	100%
Alabama	318,000	318,000	3%	94%

	14,450,000	10,631,000	100%	88% (f)

(a)	These projects are shown as 100% owned by the Company; however, they are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property.

(b)	These properties are under construction and/or in lease up.

(c)	Operating property purchased with intent to redevelop and reposition.

(d)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

(e)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(f)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

(g)	These properties were sold in July 2007.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Second Quarter 2007 vs			Six Months
	First Quarter 2007			2007 vs 2006
	Office	Retail	Total	Office	Retail	Total
Rental Property Revenues(1) less Operating Expenses	-2.1%	0.5%	-1.0%	-6.9%	14.8%	0.4%
Cash Basis Rental Property Revenues(2) less Operating Expenses	-2.7%	0.8%	-1.3%	-6.8%	16.7%	1.1%

Note: The following properties are included in the same property portfolio:	Office

	3100 Windy Hill Road	AtheroGenics
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Ten Peachtree Place
	200 Northpoint Center East	Gateway Village
	333 Northpoint Center East	Emory Crawford Long Medical Office Tower
	555 Northpoint Center East	Meridian Mark Plaza
	Lakeshore Park Plaza	Galleria 75
	Inforum	Sono Renaissance
	600 University Park Place	Inhibitex
	The Points at Waterview	Cosmopolitan (2Q to 1Q only)
One Georgia Center

Retail

	The Avenue East Cobb	Greenbrier MarketCenter
	The Avenue Peachtree City	Los Altos MarketCenter
	The Avenue West Cobb	The Avenue Viera
	Northpoint MarketCenter	Viera MarketCenter
	Mansell Crossing Phase II	Avenue Carriage Crossing (2Q to 1Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2007
OFFICE
As of June 30, 2007, the Company’s office portfolio included 20 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately seven years as of June 30, 2007. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2016 &
	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	96,629	250,735	431,994	166,475	354,166	195,832	462,519	247,473	625,577	587,079	3,418,478
% of Leased Space	3%	7%	13%	5%	10%	6%	14%	7%	18%	17%	100%
Annual Contractual
Rent (000’s) (2)	$1,167	$3,929	$6,634	$2,627	$5,061	$4,612	$8,317	$5,369	$11,876	$12,678	$62,270
Annual Contractual
Rent/Sq. Ft. (2)	$12.08	$15.67	$15.36	$15.78	$14.29	$23.55	$17.98	$21.70	$18.98	$21.60	$18.22

Wholly Owned:
Square Feet Expiring (1)	71,892	231,362	398,416	148,104	327,739	136,593	325,259	242,679	61,381	508,686	2,452,111 (3)
% of Leased Space	3%	9%	16%	6%	13%	6%	13%	10%	3%	21%	100%
Annual Contractual
Rent (000’s) (2)	$985	$3,687	$6,136	$2,342	$4,658	$3,488	$5,774	$5,258	$1,379	$10,786	$44,494
Annual Contractual
Rent/Sq. Ft. (2)	$13.70	$15.94	$15.40	$15.81	$14.21	$25.54	$17.75	$21.66	$22.47	$21.20	$18.15

Joint Venture:
Square Feet Expiring (1)	56,003	22,249	51,081	28,222	38,511	130,325	266,390	9,587	1,115,268	153,166	1,870,802 (4)
% of Leased Space	3%	1%	3%	1%	2%	7%	14%	1%	60%	8%	100%
Annual Contractual
Rent (000’s) (2)	$683	$280	$855	$488	$661	$2,564	$4,990	$223	$20,820	$3,722	$35,287
Annual Contractual
Rent/Sq. Ft. (2)	$12.19	$12.59	$16.73	$17.30	$17.17	$19.67	$18.73	$23.30	$18.67	$24.30	$18.86

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of June 30, 2007 out of approximately 2,829,000 total rentable square feet.

(4)	Rentable square feet leased as of June 30, 2007 out of approximately 2,095,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2007
RETAIL
As of June 30, 2007, the Company’s retail portfolio included 11 retail properties, excluding all retail properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately 10 years as of June 30, 2007. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2016 &
	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	10,450	10,612	9,320	26,300	81,137	41,781	15,260	23,718	79,054	593,261	890,893
% of Leased Space	1%	1%	1%	3%	9%	5%	2%	3%	9%	66%	100%
Annual Contractual
Rent (000’s) (1)	$194	$211	$202	$549	$2,058	$980	$392	$503	$2,133	$13,111	$20,333
Annual Contractual
Rent/Sq. Ft. (1)	$18.52	$19.92	$21.63	$20.87	$25.37	$23.47	$25.70	$21.23	$26.98	$22.10	$22.82

Wholly Owned:
Square Feet Expiring	7,721	3,000	—	3,204	48,690	6,119	4,482	—	55,086	524,982	653,284 (2)
% of Leased Space	1%	1%	0%	1%	7%	1%	1%	0%	8%	80%	100%
Annual Contractual
Rent (000’s) (1)	$122	$45	$—	$101	$1,510	$293	$108	$—	$1,649	$11,960	$15,788
Annual Contractual
Rent/Sq. Ft. (1)	$15.75	$15.03	$—	$31.45	$31.02	$47.90	$24.00	$—	$29.94	$22.78	$24.17

Joint Venture:
Square Feet Expiring	24,983	67,701	86,684	210,628	307,798	332,844	94,953	213,108	216,479	616,939	2,172,117 (3)
% of Leased Space	1%	3%	4%	10%	14%	15%	4%	10%	10%	29%	100%
Annual Contractual
Rent (000’s) (1)	$660	$1,477	$1,849	$4,033	$5,111	$6,325	$2,496	$4,481	$4,313	$10,437	$41,182
Annual Contractual
Rent/Sq. Ft. (1)	$26.41	$21.82	$21.33	$19.15	$16.61	$19.00	$26.29	$21.03	$19.92	$16.92	$18.96

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of June 30, 2007 out of approximately 710,000 total gross leasable area.

(3)	Gross leasable area leased as of June 30, 2007 out of approximately 2,218,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2007
INDUSTRIAL
As of June 30, 2007, the Company’s industrial portfolio included one fully operational building in the King Mill Distribution Park (Building 3 Phase 1). The tenant lease in this building provides for pass through of operating expenses and contractual rents which escalate over time. The lease expires as follows:

	2012	Total
Company’s % share of Joint Venture Property:
Square Feet Expiring	313,050	313,050
% of Leased Space	100%	100%
Annual Contractual
Rent (000’s) (1)	$915	$915
Annual Contractual
Rent/sq. ft. (1)	$2.92	$2.92

Joint Venture:
Square Feet Expiring	417,400	417,400
% of Leased Space	100%	100%
Annual Contractual
Rent (000’s) (1)	$1,220	$1,220
Annual Contractual
Rent/sq. ft. (1)	$2.92	$2.92

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of June 30, 2007

			Percentage of Total Portfolio	Average Remaining
	Tenant (1)	Product Type	at the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	Office	10.2%	8.5
2.	Snapper	Industrial	6.0%	4.7
3.	American Cancer Society	Office	5.2%	14.6
4.	AT&T	Office	2.6%	2.3
5.	Georgia Lottery Corporation	Office	2.4%	6.0
6.	Internap Network Services	Office	2.3%	12.8
7.	AGL Services Company	Office	2.2%	5.8
8.	Bombardier Aerospace Corporation	Office	1.9%	5.7
9.	MedAssets Net Revenue Systems, LLC	Office	1.7%	16.3
10.	Emory University	Office	1.5%	9.5
11.	US South Communications	Office	1.3%	2.8
12.	Northside Hospital	Office	1.3%	4.5
13.	Turner Broadcasting System, Inc.	Office	1.1%	3.9
14.	Sapient Corporation	Office	1.1%	1.9
15.	KIDS II, Inc.	Office	1.0%	8.5
16.	Inhibitex	Office	1.0%	7.8
17.	AtheroGenics	Office	1.0%	1.7
18.	Ventyx Inc. (3)	Office	0.9%	4.8
19.	Southern Communications Services	Office	0.8%	3.5
20.	Cost Plus, Inc.	Retail	0.7%	9.1
21.	Marshalls	Retail	0.7%	8.1
22.	Merrill Lynch	Office	0.7%	7.0
23.	Linens 'N Things	Retail	0.7%	7.8
24.	Global Crossing Telecommunications	Office	0.7%	7.5
25.	MCI WorldCom	Office	0.6%	2.8

	Total leased square feet of Top 25 Largest Tenants		49.6%	7.6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

(3)	Tenant at 3301 Windy Ridge Parkway which was sold to a third party in July 2007.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of June 30, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest (2)	(Acres)	Acquired	($000)(3)

North Point
Suburban Atlanta, GA	Mixed Use	100%	59	1970-1985	$5,271

Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	100%	39	2007	10,355

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	100%	23	1971-1989	883

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%	134	2005	12,729

Round Rock/Austin, Texas Land
Austin, TX	Retail and Commercial	100%	60	2005	17,103

The Lakes at Cedar Grove (4)
Suburban Atlanta, GA	Mixed Use	100%	10	2002	-	(5)

Terminus
Atlanta, GA	Mixed Use	100%	3	2005	7,442

505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	100%	1	2004	3,389

615 Peachtree Street
Atlanta, GA	Mixed Use	100%	2	1996	10,164

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%	278	2006	14,727

Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	(6)	48	2006	7,106

Lancaster
Dallas, TX	Industrial	(6)	47	2007	3,916

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$93,085

TEMCO TRACTS
Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002-2005	$-	(5)

Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	2,076

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	6,258	2005	14,483

CL REALTY TRACTS
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	374	2002	-	(5)

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of June 30, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest (2)	(Acres)	Acquired	($000)(3)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	186	2002	-	(5)

Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	-	(5)

Summer Lakes
Rosenberg, TX	Commercial	50%	3	2003	-	(5)

Village Park
McKinney, TX	Residential	50%	5	2003-2005	-	(5)

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

OTHER JOINT VENTURES
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,257

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,813

Austin Research Park
Austin, TX	Commercial	50%	6	1998	3,213

Total Acres			9,123

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is estimated as follows:

	Ownership
	Interest	Square Footage
Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	For potential industrial projects, Weeks Properties Group, LLC has the option until April 2008 to invest up to 25% of project equity on a portion of the land.

(3)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture basis.

(4)	This project is consolidated but a third party has a participation in the results of operations.

(5)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory, are included on the Inventory of Residential Lots Under Development schedule.

(6)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3) Fulton County Suburban Atlanta, GA	2001	9	906	75	—	25	700	206	$4,566
Callaway Gardens (4) Harris County Pine Mountain, GA	2006	6	567	—	—	—	—	567	4,731
Blalock Lakes Coweta County Newnan, GA	2006	8	399	104	6	6	6	393	24,294
Longleaf at Callaway (5) Harris County Pine Mountain, GA	2002	6	138	19	2	2	119	19	664
River’s Call East Cobb County Suburban Atlanta, GA	1999	10	107	15	1	1	92	15	726

Total consolidated			2,117	213	9	34	917	1,200	34,981

Temco Associates (50% owned) (6)
Bentwater Paulding County Suburban Atlanta, GA	1998	10	1,676	6	1	1	1,670	6	408
The Georgian (75% owned) Paulding County Suburban Atlanta, GA	2003	12	1,385	263	1	2	284	1,101	21,798
Seven Hills Paulding County Suburban Atlanta, GA	2003	7	1,077	295	35	40	601	476	14,725
Harris Place Paulding County Suburban Atlanta, GA	2004	4	27	9	—	2	18	9	635

Total Temco			4,165	573	37	45	2,573	1,592	37,566

CL Realty, LLC (50% owned) (6)
Long Meadow Farms (37.5% owned) Fort Bend County Houston, TX	2003	10	2,184	67	48	61	579	1,605	18,200
Summer Creek Ranch Tarrant County Fort Worth, TX	2003	11	2,525	120	13	13	793	1,732	22,368
Bar C Ranch Tarrant County Fort Worth, TX	2004	9	1,175	59	22	27	170	1,005	8,302
Summer Lakes Fort Bend County Rosenberg, TX	2003	10	1,139	19	—	—	294	845	5,021

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Southern Trails (80% owned)	2005	7	1,060	147	12	20	201	859	$12,804
Brazoria County
Pearland, TX
Village Park	2003	6	568	43	2	2	313	255	7,873
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	6,359
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	385	43	23	55	85	300	4,175
Bexar County
San Antonio, TX
Manatee River Plantation	2003	5	457	109	—	—	348	109	4,024
Manatee County
Tampa, FL
Stillwater Canyon	2003	6	336	6	6	25	226	110	1,528
Dallas County
DeSoto, TX
Creekside Oaks	2003	6	301	176	—	—	125	176	5,679
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	4	197	4	—	—	24	173	29,216
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	5	194	35	11	18	43	151	3,042
Collin County
McKinney, TX
Bridle Path Estates	2004	7	87	—	—	—	—	87	4,263
Hillsborough County
Tampa, FL
West Park	2005	3	82	—	—	—	21	61	5,053
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,183	828	137	221	3,222	7,961	137,907

Total			17,465	1,614	183	300	6,712	10,753	$210,454

Company Share of Total			8,376	833	74	132	3,548	5,112	$101,025

Company Weighted Average Ownership			48%	52%	40%	44%	53%	48%	48%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a venture, although the venture is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of June 30, 2007, 113 houses have been sold.

(6)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF JUNE 30, 2007

					Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	$267,300	100%	3/7/2010	6.12%	$267,300		$267,300
CONSTRUCTION CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	85,700	100%	3/7/2010	6.12%	85,700		85,700
333/555 NORTH POINT CENTER EAST	29,223	100%	11/1/2011	7.00%	29,223		29,223
MERIDIAN MARK PLAZA	23,403	100%	9/1/2010	8.27%		23,403	23,403
100/200 NORTH POINT CENTER	25,000	100%	6/1/2012	5.39%		25,000	25,000
THE POINTS AT WATERVIEW	18,003	100%	1/1/2016	5.66%		18,003	18,003
600 UNIVERSITY PARK	13,073	100%	8/10/2011	7.38%		13,073	13,073
LAKESHORE PARK PLAZA	8,936	100%	11/1/2008	6.78%		8,936	8,936
KING MILL PROJECT I (INTEREST ONLY)(2)	2,702	75%	8/30/2008	9.00%		2,702	2,702
KING MILL PROJECT I (INTEREST ONLY)(2)	1,860	75%	6/29/2009	9.00%		1,860	1,860
JEFFERSON MILL PROJECT I (INTEREST ONLY)(2)	2,405	75%	9/13/2009	9.00%		2,405	2,405
VARIOUS	366	100%	VARIOUS	VARIOUS	83	283	366

TOTAL CONSOLIDATED	477,971			6.38%	382,306	95,665	477,971	3.1

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	51,987	50%	6/1/2013	5.90%		25,994	25,994
TEN PEACHTREE PLACE	28,614	50%	4/1/2015	5.39%		14,307	14,307
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	11/2/2007	8.75%		1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	1,608	50%	12/19/2007	8.25%		804	804
AVENUE EAST COBB	38,759	11.5%	8/1/2010	8.39%		4,457	4,457
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	60,250	50%	7/20/2010	6.47%	12,050	18,075	30,124
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	21	37.5%	2/14/2008	8.50%			—
BENTWATER LINKS	3,388	50%	1/22/2009	7.98%		1,694	1,694
BENTWATER LINKS, EQUIPMENT NOTE	103	50%	1/15/2009	7.00%		52	52
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	703	50%	2/22/2009	9.75%		352	352
SOUTHERN TRAILS (LIBOR + 0.25) ($13MM CONSTRUCTION LINE)	1,378	40%	6/30/2008	5.57%		551	551
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 1%)	2,764	50%	9/1/2007	10.00%		829	829
MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	416	50%	1/14/2008	9.25%		79	79

TOTAL UNCONSOLIDATED	193,195			8.23%	12,050	68,796	80,845	4.6

TOTAL ADJUSTED DEBT	$671,166			6.65%	$394,356	$164,461	$558,816	3.4

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE	$139,345	50%	12/1/2016	6.41%		$69,673	$69,673
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	103,704	40%	6/9/2008	7.07%		41,482	41,482
CL REALTY:
LONG MEADOW FARMS (PRIME + 0.50%)	2,912	18.75%	9/1/2007	8.75%		546	546
BLUE VALLEY (PRIME)	17,947	12.5%	11/5/2007	8.25%		4,487	4,487
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	12.5%	11/5/2007	8.25%		1,150	1,150
STONEWALL ESTATES (PRIME)	1,445	25.0%	5/31/2010	8.25%		361	361

TOTAL INVESTMENT ENTITY DEBT	269,953			6.75%	—	117,699	117,699	5.9

TOTAL	$941,119			6.67%	$394,356	$282,160	$676,515	3.8

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(3)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2007 Compared to Second Quarter 2007
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q1 2007	Q2 2007	% Change	Q1 2007	Q2 2007	% Change	Q1 2007	Q2 2007	% Change	Q1 2007	Q2 2007	Q1 2007	Q2 2007

RENTAL PROPERTY REVENUES	$25,774	$26,288		$15,547	$15,651		$41,321	$41,939		$8,153	$9,194	$49,474	$51,133

RENTAL PROPERTY OPERATING EXPENSES	10,206	11,046		4,270	4,313		14,476	15,359		2,827	3,499	17,303	18,858

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,568	$15,242	-2.1%	$11,277	$11,338	0.5%	$26,845	$26,580	-1.0%	$5,326	$5,695	$32,171	$32,275

RENTAL PROPERTY REVENUES	$25,774	$26,288		$15,547	$15,651		$41,321	$41,939		$8,153	$9,194	$49,474	$51,133
Less: STRAIGHT-LINE RENTS	469	542		240	218		709	760		325	656	1,034	1,416
AMORTIZATION OF LEASE INDUCEMENTS	(5)	(5)		(22)	(22)		(27)	(27)		0	0	(27)	(27)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(130)	(116)		0	0		(130)	(116)		(1,133)	(1,123)	(1,263)	(1,239)

CASH BASIS RENTAL PROPERTY REVENUES (1)	25,440	25,867		15,329	15,455		40,769	41,322		8,961	9,661	49,730	50,983
RENTAL PROPERTY OPERATING EXPENSES	10,206	11,046		4,270	4,313		14,476	15,359		2,827	3,499	17,303	18,858

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,234	$14,821	-2.7%	$11,059	$11,142	0.8%	$26,293	$25,963	-1.3%	$6,134	$6,162	$32,427	$32,125

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$25,774	$26,288		$15,547	$15,651		$41,321	$41,939		$8,153	$9,194	$49,474	$51,133
RENTAL PROPERTY OPERATING EXPENSES	10,206	11,046		4,270	4,313		14,476	15,359		2,827	3,499	$17,303	18,858

	$15,568	$15,242		$11,277	$11,338		$26,845	$26,580		$5,326	$5,695	$32,171	$32,275

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$14,113	$14,158
DISCONTINUED OPERATIONS (3)												202	179
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												2,853	2,911

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												17,168	17,248
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,003	15,027

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$32,171	$32,275

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See Joint Ventures in Net Income and Funds From Operations — Supplemental Detail herein.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Six Months 2007 Compared to Six Months 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	6M 2006	6M 2007	% Change	6M 2006	6M 2007	% Change	6M 2006	6M 2007	% Change	6M 2006	6M 2007	6M 2006	6M 2007

RENTAL PROPERTY REVENUES	$52,358	$51,656		$21,761	$25,471		$74,119	$77,127		$39,870	$23,471	$113,989	$100,598

RENTAL PROPERTY OPERATING EXPENSES	19,317	20,881		5,126	6,380		24,443	27,261		$14,702	$8,900	39,145	36,161

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$33,041	$30,775	-6.9%	$16,635	$19,091	14.8%	$49,676	$49,866	0.4%	$25,168	$14,571	$74,844	$64,437

RENTAL PROPERTY REVENUES	$52,358	$51,656		$21,761	$25,471		$74,119	$77,127		$39,870	$23,471	$113,989	$100,598
Less: STRAIGHT-LINE RENTS	1,223	994		431	222		1,654	1,216		857	1,404	2,511	2,620
AMORTIZATION OF LEASE INDUCEMENTS	(11)	(7)		0	(43)		(11)	(50)		(108)	0	(119)	(50)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(282)	(153)		0	0		(282)	(153)		0	(2,163)	(282)	(2,316)

CASH BASIS RENTAL PROPERTY REVENUES (1)	51,428	50,822		21,330	25,292		72,758	76,114		39,121	24,230	111,879	100,344

RENTAL PROPERTY OPERATING EXPENSES	19,317	20,881		5,126	6,380		24,443	27,261		14,702	8,900	39,145	36,161

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$32,111	$29,941	-6.8%	$16,204	$18,912	16.7%	$48,315	$48,853	1.1%	$24,419	$15,330	$72,734	$64,183

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$52,358	$51,656		$21,761	$25,471		$74,119	$77,127		$39,870	$23,471	$113,989	$100,598
RENTAL PROPERTY OPERATING EXPENSES	19,317	20,881		5,126	6,380		24,443	27,261		14,702	8,900	39,145	36,161

	$33,041	$30,775		$16,635	$19,091		$49,676	$49,866		$25,168	$14,571	$74,844	$64,437

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$28,937	$28,271
DISCONTINUED OPERATIONS (3)												6,531	381
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												6,036	5,764

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												41,504	34,416
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												33,340	30,021

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$74,844	$64,437

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See Joint Ventures in Net Income and Funds From Operations — Supplemental Detail herein.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

(A) ADJUSTED DEBT:
CONSOLIDATED DEBT	497,981	302,286	467,516	551,182	404,612	287,036	315,149	315,149	367,681	477,971	477,971
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	285,657	135,764	148,129	147,081	170,232	167,625	172,085	172,085	182,253	198,544	198,544

TOTAL DEBT INCLUDING SHARE OF JV’S	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934	676,515	676,515
SHARE OF INVESTMENT ENTITY DEBT	(86,588)	(87,704)	(101,085)	(100,803)	(104,182)	(103,881)	(110,718)	(110,718)	(113,925)	(117,699)	(117,699)

ADJUSTED DEBT	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	558,816

RECOURSE DEBT	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264	394,356	394,356
NON-RECOURSE DEBT	676,353	305,677	317,736	317,883	296,110	153,685	149,661	149,661	153,745	164,460	164,460

ADJUSTED DEBT	697,050	355,915	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	558,816

(B) CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
CONSOLIDATED INTEREST EXPENSE	22,576	14,623	9,094	3,614	4,880	2,625	0	11,119	0	531	531
DISCONTINUED OPERATIONS INTEREST EXPENSE	9,459	5,870	0	0	0	0	0	0	0	0	0
SHARE OF JOINT VENTURE INTEREST EXPENSE	13,739	11,163	2,814	834	701	1,078	921	3,534	714	711	1,425

CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	1,956

(C) FIXED CHARGES:
CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	1,956
LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	(124)	(240)	(59)	(58)	(58)	(56)	(231)	0	0	0
PRINCIPAL PAYMENTS:
CONSOLIDATED	6,862	6,560	5,361	1,282	1,192	946	506	3,926	628	516	1,144
SHARE OF JOINT VENTURES	6,345	5,257	2,793	1,594	1,237	1,205	1,190	5,226	1,630	818	2,448
GROUND LEASE PAYMENTS:
CONSOLIDATED	587	493	671	176	175	127	22	500	22	22	44
SHARE OF JOINT VENTURES	12	12	12	3	3	3	6	15	6	6	12

TOTAL FIXED CHARGES (excluding Preferred Dividends)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000	2,604	5,604
PREFERRED STOCK DIVIDENDS	3,358	8,042	15,250	3,813	3,812	3,812	3,813	15,250	3,813	3,812	7,625

TOTAL FIXED CHARGES (including Preferred Dividends)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813	6,416	13,229

(D) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	87,415	81,928	76,685	22,272	23,580	19,505	23,639	88,996	24,130	25,499	49,629
RENTAL PROPERTY OPERATING EXPENSES	(28,035)	(27,592)	(29,328)	(8,326)	(8,589)	(8,054)	(10,274)	(35,243)	(10,017)	(11,341)	(21,358)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	59,380	54,336	47,357	13,946	14,991	11,451	13,365	53,753	14,113	14,158	28,271

(E) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	57,584	40,477	23,849	6,172	6,218	5,571	1,841	19,802	411	358	769
LEASE TERMINATION FEES	22,042	253	302	2,321	771	21	42	3,155	35	7	42
RENTAL PROPERTY OPERATING EXPENSES	(19,460)	(14,150)	(10,738)	(2,702)	(3,157)	(2,542)	(568)	(8,969)	(209)	(179)	(388)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,166	26,580	13,413	5,791	3,832	3,050	1,315	13,988	237	186	423
INTEREST EXPENSE	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0
MINORITY INTEREST EXPENSE	(624)	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(605)	0	0	0	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	0	0	(125)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	50,083	20,105	13,288	5,791	3,832	3,050	1,315	13,988	237	186	423

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(21,030)	(12,776)	(9,636)	(3,138)	(6,034)	(2,410)	(586)	(12,168)	(159)	14	(145)

INCOME FROM DISCONTINUED OPERATIONS	29,053	7,329	3,652	2,653	(2,202)	640	729	1,820	78	200	278

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

(F) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
CP VENTURE TWO LLC	(24)	1,009	1,055	219	289	266	1,017	1,791	313	302	615
CP VENTURE FIVE LLC	0	0	0	0	29	1,367	435	1,831	311	351	662
TEN PEACHTREE PLACE ASSOCIATES	532	399	378	103	151	62	57	373	25	62	87
CSC ASSOCIATES	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)	(11)	(36)
GATEWAY VILLAGE	1,176	1,176	1,158	294	294	294	294	1,176	294	294	588
CRAWFORD LONG — CPI	379	95	418	119	134	151	135	539	168	184	352
905 JUNIPER, LLC	0	0	514	0	0	0	0	0	0	0	0
50 BISCAYNE, LLC	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	4,228
CL REALTY, LLC	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	1,195
PINE MOUNTAIN BUILDERS, LLC	0	398	725	125	311	181	122	739	(5)	18	13
TEMCO ASSOCIATES	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)	223	196
HANDY ROAD ASSOCIATES, LLC	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(84)
VERDE GROUP, LLC	0	0	(984)	(293)	(184)	(204)	0	(681)	0	0	0
OTHER	6,908	181,587	7,228	1,174	(16)	(36)	154	1,276	(3)	(3)	(6)

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	24,619	204,494	40,955	12,123	8,404	142,355	10,201	173,083	3,709	4,101	7,810

(G) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	600	1,400	7,004	0	382	3,186	3,220	6,788	0	0	0
LOT SALES	12,345	15,300	14,929	4,505	2,747	1,387	1,858	10,497	1,426	1,476	2,902

TOTAL RESIDENTIAL AND OUTPARCEL SALES	12,945	16,700	21,933	4,505	3,129	4,573	5,078	17,285	1,426	1,476	2,902

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	480	929	5,637	0	320	2,388	2,424	5,132	0	0	0
LOT COST OF SALES	9,542	11,078	10,767	3,203	1,978	1,038	1,401	7,620	1,208	1,132	2,340

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	10,022	12,007	16,404	3,203	2,298	3,426	3,825	12,752	1,208	1,132	2,340

OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185	0	8,185
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	4,355

OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET — WHOLLY OWNED	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758	344	13,102

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	120	471	1,367	0	62	798	796	1,656	0	0	0
OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185	0	8,185
TRACT SALES NET OF COS — WHOLLY OWNED	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	4,355
LOT SALES NET OF COS — WHOLLY OWNED	2,803	4,222	4,162	1,302	769	349	457	2,877	218	344	562

TOTAL WHOLLY OWNED SALES, NET	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758	344	13,102

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:
RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	12,581	32,116	41,232	11,029	8,592	8,868	10,187	38,676	1,715	3,465	5,180
TRACT SALES	538	3,434	6,218	10,439	376	96	3,324	14,235	0	855	855

TOTAL RESIDENTIAL LOT AND TRACT SALES	13,119	35,550	47,450	21,468	8,968	8,964	13,511	52,911	1,715	4,320	6,035

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
LOT COST OF SALES	9,151	25,123	30,753	8,940	6,518	7,310	7,691	30,459	1,309	2,694	4,003
TRACT COST OF SALES	66	1,236	2,828	6,275	82	37	1,166	7,560	0	392	392

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	9,217	26,359	33,581	15,215	6,600	7,347	8,857	38,019	1,309	3,086	4,395

RESIDENTIAL LOT SALES AND TRACT SALES, NET —JOINT VENTURES	3,902	9,191	13,869	6,253	2,368	1,617	4,654	14,892	406	1,234	1,640

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	3,430	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406	771	1,177
TRACT SALES LESS COST OF SALES	472	2,198	3,390	4,164	294	59	2,158	6,675	0	463	463
INTEREST EXPENSE	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)	(35)	(70)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0	0	0
OTHER — JOINT VENTURE	(158)	(226)	(528)	(176)	5	(34)	(176)	(381)	(141)	(51)	(192)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	3,744	8,830	13,127	5,902	2,336	1,547	4,442	14,227	230	1,148	1,378

TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988	1,492	14,480

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 YTD

(H) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	13,347	19,210	8,422	2,846	4,965	3,805	739	12,355	6,933	6,260	13,193
SECOND GENERATION BUILDING IMPROVEMENTS	1,160	48	1,017	312	155	102	497	1,066	(37)	195	158

	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,896	6,455	13,351

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	12,357	18,882	7,820	2,206	2,608	3,791	727	9,332	6,919	6,260	13,179
SECOND GENERATION BUILDING IMPROVEMENTS	938	(30)	1,015	312	155	102	497	1,066	(37)	195	158

	13,295	18,852	8,835	2,518	2,763	3,893	1,224	10,398	6,882	6,455	13,337

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	992	328	602	640	2,357	14	12	3,023	15	0	15
SECOND GENERATION BUILDING IMPROVEMENTS	220	78	2	0	0	0	0	0	0	0	0

	1,212	406	604	640	2,357	14	12	3,023	15	0	15

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897	6,455	13,352

(I) CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	0	0	11,233	6,579	15,136	1,026	393	23,134	0	0	0
MULTI-FAMILY COST OF SALES	0	0	(9,405)	(5,358)	(12,377)	(1,346)	(322)	(19,403)	0	47	47

MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	1,828	1,221	2,759	(320)	71	3,731	0	47	47

MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	0	0	26,280	6,955	10,050	28,130	11,770	56,905	9,831	9,327	19,158
MULTI-FAMILY COST OF SALES	0	0	(19,098)	(5,158)	(7,421)	(25,144)	(8,839)	(46,562)	(7,407)	(7,523)	(14,930)

MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424	1,804	4,228

TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424	1,851	4,275

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company 1) has a fixed commitment to the venture, 2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and 3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, net of amounts capitalized, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.